UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-A FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934
THE ANDINA GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	20-1445018
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

179 South 1950 East, Layton UT	84040
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒
Securities Act registration statement file number to which this form relates:	333-148967

Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, Par Value of $0.001 Per Share

ITEM 1.                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of The Andina Group, Inc. (the “Registrant”) contained in the Registrant’s Registration Statement on Form S-1, originally filed on January 31, 2008 with the United States Securities and Exchange Commission as a Form SB-2 (File No 333-148967) and declared effective on April 8, 2009, is incorporated by reference into this registration statement.

ITEM 2.                      EXHIBITS.

Exhibit Number	Description of Exhibits
3.1	Articles of Incorporation (1)
3.2	Bylaws, as amended (1)

(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form SB-2 filed on January 31, 2008.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

       THE ANDINA GROUP, INC.

Date:  July 15, 2010

By:	/s/ Burke Green

President, Secretary, CEO, CFO

(Principal Executive Officer)